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                                GATEWAY VIT FUND

                        SUPPLEMENT DATED AUGUST 11, 2004
                                       TO
                          PROSPECTUS DATED MAY 1, 2004

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The following material supplements the Prospectus dated May 1, 2004 for the
Gateway VIT Fund, a series of the Gateway Variable Insurance Trust.

On August 10, 2004, the Board of Trustees of the Gateway Variable Insurance Trust approved the termination of the Gateway VIT Fund. Effective immediately, shares of the Gateway VIT Fund are no longer offered for sale and any purchase order for shares of the Fund will be returned to the investor.